UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 28, 2026

Pershing Square Inc.
(Exact name of registrant as specified in its charter)

Nevada	001-43256	99-2840341
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

787 Eleventh Avenue, 9th Floor, New York, New York 10019
 (Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code: (212) 813-3700

Not applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8−K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a−12 under the Exchange Act (17 CFR 240.14a−12)

☐	Pre−commencement communications pursuant to Rule 14d−2(b) under the Exchange Act (17 CFR 240.14d−2(b))

☐	Pre−commencement communications pursuant to Rule 13e−4(c) under the Exchange Act (17 CFR 240.13e− 4(c)) Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.001 per share	PS	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

In connection with the initial public offering (the “Offering” or the “IPO”) by Pershing Square Inc. (the “Company”) of its common stock, par value $0.001 per share (the “Common Stock”), described in the prospectus (the “Prospectus”), dated April 28, 2026, filed with the Securities and Exchange Commission pursuant to Rule 424(b) of the Securities Act of 1933, as amended (the “Securities Act”), which is deemed to be part of the Registration Statement on Form S-1 (File No. 333-294165) (as amended, the “Registration Statement”), the following agreements were entered into:

•	the Registration Rights Agreement, dated April 28, 2026, between the Company and the Investors (as defined therein) (the “ManagementCo Registration Rights Agreement”);

•	the Registration Rights Agreement, dated April 28, 2026, by and among the Company and each of the other persons from time to time party thereto (the “Registration Rights Agreement”); and

•
the Fourth Amended and Restated Agreement of Limited Partnership of Pershing Square Capital Management, L.P., dated April 28, 2026, by and among PSCM GP, LLC, the Company and PS CompCo, LLC (the “Fourth A&R LPA”).

The ManagementCo Registration Rights Agreement, the Registration Rights Agreement, and the Fourth A&R LPA are filed herewith as Exhibits 10.1, 10.2, and 10.3, respectively, and are incorporated herein by reference. The terms of these agreements are substantially the same as the terms set forth in the forms of such agreements previously filed as exhibits to the Registration Statement and as described therein. Certain parties to certain of these agreements have various relationships with the Company. For further information, see “Certain Relationships and Related Person Transactions” in the Prospectus.

Credit Agreement

In addition, in connection with the Offering, on April 30, 2026, the Company and a syndicate of banks, led by Bank of America, N.A., as administrative agent, entered into a credit agreement (the “Credit Agreement”). The Credit Agreement consists of (i) a senior secured revolving credit facility (the “Revolving Facility”) in an aggregate principal amount of $250,000,000 and (ii) a senior secured term loan facility in an aggregate principal amount of $100,000,000 (the “Term Loan Facility,” and together with the Revolving Facility, the “Senior Credit Facilities”). As described in the Prospectus, the Company used certain proceeds of the Term Loan Facility and borrowings under the Revolving Facility to finance its additional investment in Pershing Square USA, Ltd. (the “Anchor Investment”).

Borrowings under the Senior Credit Facilities bear interest at a rate equal to, at the Company’s option, either (i) Term SOFR, plus an applicable margin or (ii) a base rate equal to the highest of (a) the federal funds effective rate plus 0.50%, (b) the rate of interest in effect as publicly announced by Bank of America from time to time as its “prime rate,” (c) Term SOFR plus 1.00% and (d) 1.00%. The applicable margin varies based on the Company’s consolidated leverage ratio.

Loans under the Term Loan Facility are not subject to amortization prior to maturity, other than with respect to certain customary mandatory prepayment events. The Senior Credit Facilities will mature on April 30, 2029, at which time all outstanding loans and other obligations will be due and payable.

The obligations under the Credit Agreement are guaranteed by certain of the Company’s subsidiaries and secured by first-priority liens on substantially all of the assets of the loan parties, subject to customary exceptions and exclusions.

The Credit Agreement includes certain financial covenants, which require the Company to (i) maintain a consolidated leverage ratio no greater than 2.50 to 1.00, (ii) maintain minimum assets under management and (iii) limit declines in the net asset value of specified funds as set forth in the Credit Agreement. In addition, the Credit Agreement includes customary representations and warranties, affirmative and negative covenants and events of default for a credit facility of this type.

The foregoing description of the Credit Agreement is qualified in its entirety by reference to the Credit Agreement, which is filed herewith as Exhibit 10.4 and is incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under the heading “Credit Agreement” in Item 1.01 above is incorporated by reference in this Item 2.03.

Item 3.02 Unregistered Sales of Equity Securities.

On April 30, 2026, the Company delivered 16,643,862 shares of Common Stock in a private placement transaction exempt from registration under the Securities Act (the “Private Placement”). The delivery of Common Stock in the Private Placement was made in reliance on Section 4(a)(2) of the Securities Act. The information set forth below under Item 8.01 of this Current Report on Form 8-K (this “Form 8-K”) is incorporated by reference in this Item 3.02.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Pershing Square Inc. 2026 Equity Incentive Plan

Effective April 28, 2026, the Company’s Board of Directors and the stockholder holding a majority of the then aggregate voting power of the Company adopted and approved the Company’s 2026 Equity Incentive Plan (the “Equity Incentive Plan”) as previously filed as Exhibit 4.3 to the Company’s Registration Statement on Form S-8 filed with the Securities and Exchange Commission on April 28, 2026 (the “Form S-8”). For further information regarding the Equity Incentive Plan, see “Executive Compensation—Compensation Arrangements To Be Adopted in Connection with the Combined Offering—Equity Incentive Plan” in the Prospectus.

A copy of the Equity Incentive Plan is incorporated by reference (i) as Exhibit 10.5 to this Form 8-K and (ii) in this Item 5.02. The above description of the Equity Incentive Plan is not complete and is qualified in its entirety by reference to such exhibit.

Amended and Restated Long-Term Incentive Plan

The Amended and Restated Long-Term Incentive Plan is filed herewith as Exhibit 10.6 and is incorporated herein by reference. The terms of the Amended and Restated Long-Term Incentive Plan are substantially the same as the terms set forth in the form of such plan previously filed as an exhibit to the Registration Statement and as described therein.

Terms of M Units

Effective April 28, 2026, the Company’s Board of Directors adopted and approved the Terms of M Units.

The Terms of M Units is filed herewith as Exhibit 10.7 and is incorporated herein by reference. The terms of the Terms of M Units are substantially the same as the terms set forth in the form of such terms previously filed as an exhibit to the Registration Statement and as described therein.

Item 8.01 Other Events.

On April 30, 2026, the Company completed the IPO of 8,103,392 shares of Common Stock. The IPO, together with the initial public offering (the “PSUS IPO”) of common shares of beneficial interest (the “PSUS Common Shares”) of PSUS, were component parts of a single combined offering (the “Combined Offering”). The PSUS Common Shares were offered at a public offering price of $50.00 per share, and the Company delivered to each initial investor in the PSUS IPO, for no additional consideration, 1 share of Common Stock for every 5 PSUS Common Shares purchased in the PSUS IPO. The Combined Offering did not result in any proceeds to the Company.

On April 30, 2026, the Company completed its delivery of 16,643,862 shares of Common Stock in the Private Placement. The Private Placement, together with the offering of PSUS Common Shares in a private placement transaction (the “PSUS Private Placement”), were component parts of a single combined private placement transaction (the “Combined Private Placement”). The Company delivered to each investor in the PSUS Private Placement, for no additional consideration, 1.5 shares of Common Stock for every 5 PSUS Common Shares purchased in the PSUS Private Placement. The Combined Private Placement did not result in any proceeds to the Company.

In connection with the completion of the PSUS Private Placement, the Company completed the Anchor Investment, resulting in an increase of the Company’s aggregate investment in PSUS to $250,000,000 consisting of (a) $200,000,000 of PSUS Common Shares as part of the PSUS Private Placement and (b) $50,000,000 of preferred shares issued by PSUS also in a private placement transaction. For further information, see “Business—The Funds and HHH—Pershing Square USA, Ltd.” in the Prospectus.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1	Registration Rights Agreement, dated April 28, 2026, between the Company and the Investors (as defined therein).

10.2	Registration Rights Agreement, dated April 28, 2026, by and among the Company and each of the other persons from time to time party thereto.

10.3	Fourth Amended and Restated Agreement of Limited Partnership of Pershing Square Capital Management, L.P., dated as of April 28, 2026, by and among PSCM GP, LLC, the Company and PS CompCo, LLC.

10.4
Credit Agreement, dated April 30, 2026, among Pershing Square Inc., as the Borrower, the Guarantors from time to time party thereto, the Lenders party thereto, and Bank of America, N.A., as the Administrative Agent and the L/C Issuer, and BofA Securities, Inc., as Sole Lead Arranger and Sole Bookrunner.

10.5
Pershing Square Inc. 2026 Equity Incentive Plan (incorporated by reference to Exhibit 4.3 filed with the Registrant’s Registration Statement on Form S-8 filed with the Securities and Exchange Commission on April 28, 2026).

10.6	Amended and Restated Long-Term Incentive Plan.

10.7	Terms of M Units.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed by the undersigned hereunto duly authorized.

Pershing Square Inc.

Date: May 1, 2026

	By:	/s/ Michael Gonnella
	Name:	Michael Gonnella
	Title:	Chief Financial Officer